Page 1 of 19 Internal Fixed Asset Loan Contract Contract No.: M132026ZM (KJ) 01 Borrower: ACM Research (Shanghai), Inc. Unified social credit code: 91310000774331663A Legal representative/principal: HUI WANG Domicile: Building B2, 999 Dangui Road, Pudong New Area, Shanghai 201203 Financial institution and account number: Bank of China/ 786270029245 Telephone: 021-50808860 Facsimile: 021-50808860 Email: / Lender: Bank of China Limited Shanghai Pilot Free Trade Zone Branch Legal representative/principal: LEYI ZHOU Domicile: 5/F, 58 New Jinqiao Road, Pudong New Area, Shanghai 201206 Telephone: 021-20512666 Facsimile: 021-20512666 Through consultation on an equal footing, the Borrower and the Lender hereby enter into this Contract with respect to the provision of a fixed asset loan (the “Loan”) by the Lender to the Borrower. Section 1 Loan Amount Currency of Loan: RMB Loan amount: (in words) Two hundred thirty one million five hundred eighteen thousand Yuan (in figures) ¥231,518,000.00 Section 2 Term of Loan Term of Loan: 120 months, commencing from the actual utilization date, or in case of utilization in installments, the first actual utilization date. The Borrower shall strictly utilize the Loan on the agreed utilization date(s). If any actual utilization date is later than the agreed utilization date, the Borrower shall still repay the Loan on such repayment date as specified herein. Section 3 Purpose of Loan Purpose of Loan: For purchasing the office building under the Building Property Title Certificate (Shanghai [2024] Pudong Real Estate No. 112919) (the “Property”). Without the written consent of the Lender, the Borrower shall not change the purpose of the Loan, including without limitation, using the Loan proceeds to purchase any property not specified herein, or repay any property mortgage loan, or distribute dividends to its shareholders, or invest in stock or other securities or financial assets, or any project that it is prohibited by the applicable laws, rules, regulatory provisions and national policies from accessing, or that has not been approved according to law, or relend to others, or purchase other financial products for purpose of arbitrage, or falsely increase fiscal revenues, or illegally incur new hidden local government debts, or in any other project or for any other purpose where the use of bank loans is prohibited. Section 4 Loan Rate, Calculation and Settlement of Interest 1. Loan rate

Page 2 of 19 Internal The loan rate (simple RMB loan rate per annum) set forth in Paragraph (1) shall apply: (1) Fixed rate: 2.65% per annum, which shall remain unchanged during the term of the Loan.  Source of interest rate for RMB loans: The □ 1-year / 5+-year loan prime rate (LPR) most recently published by the National Interbank Funding Center as of the business day preceding the effective date of this Contract, □ plus / minus 85 base points. (2) Floating rate: Starting from the actual utilization date, or in case of utilization in installments, the first actual utilization date, each □ day □ / months □ / years shall be a reset period, for re-pricing. The re-pricing date shall be the first date of the next reset period, which shall commence on the numerically corresponding day in the month in which the re-pricing occurs, or if there is no numerically corresponding day in that month, the last day of that month. If the reset period is one day, the re-pricing date shall be the day on which the next reset period commences. With respect to each utilization: □ Floating rate for RMB loans (A) The interest rate for the first period (i.e. from the actual utilization date till the expiry date of the current reset period) shall be the □ 1-year /□ 5+-year loan prime rate (LPR) most recently published by the National Interbank Funding Center as of the business day preceding the actual utilization date, □ plus /□ minus / base points. (B) At each re-pricing date, the interest rate shall be reset to the □ 1-year /□ 5+-year loan prime rate (LPR) most recently published by the National Interbank Funding Center as of the business day preceding the re-pricing date, □ plus /□ minus / base points, which shall be the interest rate applicable to all outstanding amounts during the current reset period. 2. Calculation of interest (1) With respect to the fixed rate set forth in Paragraph 1 Subparagraph (1) or the floating rate for RMB loans set forth in Paragraph 1 Subparagraph (2) above: Interest shall accrue from the actual utilization date, based on the actual amount utilized and number of days of utilization. Interest calculation formula: Interest = principal amount * number of days of utilization * daily interest rate. Daily interest rate shall be calculated on the basis of 360 days a year as follows: Daily interest rate = interest rate per annum/360. 3. Settlement of interest The Borrower shall settle interest in such manner as set forth in Subparagraph (1) below: (1) Settlement on a quarterly basis: The 20th day of the last month of each quarter shall be an interest settlement date, and the 21st day of that month shall be an interest payment date. (2) Settlement on a monthly basis: The 20th day of each month shall be an interest settlement date, and the 21st day of that month shall be an interest payment date. If the final repayment date for the principal of the Loan is not an interest payment date, then the final repayment date for the principal of the Loan is deemed an interest payment date, on which the Borrower shall pay all interest due. 4. Default interest

Page 3 of 19 Internal (1) If the Borrower fails to repay the Loan on time or use the Loan for the purpose set forth herein, default interest shall accrue on the overdue or misappropriated portion of the Loan, at the default rate set forth in this Paragraph 4, from the day immediately following the due date, or from the date of misappropriation (as the case may be), till the date on which all principal and interest have been paid in full. With respect to any portion of the Loan that is both overdue and misappropriated, the higher default rate shall apply. (2) If the Borrower fails to repay any interest or default interest on time, compound interest shall accrue at the default rate set forth in this Paragraph 4, and be settled pursuant to Paragraph 3 of this Section 4. (3) Default rate Default rate for RMB loans:  Default rate for fixed rate loans (A) Floating rate: □ / months □ one year shall be a reset period. The floating rate shall be reset for each reset period from the day immediately following the due date, or from the date of misappropriation (as the case may be). The re-pricing date shall be the numerically corresponding day of the day immediately following the due date, or the date of misappropriation (as the case may be) in the month in which the re-pricing occurs, or if there is no numerically corresponding day in that month, the last day of that month. (B) Default rate shall be the basic default rate set forth in Clause (C) below, plus 50% for any overdue portion of the Loan, or plus 100% for any misappropriated portion of the Loan. (C) In the first reset period, the basic default rate shall be the interest rate set forth in Paragraph 1 of this Section 4. In each subsequent reset period, the basic default rate shall be the □ 1-year / 5+-year loan prime rate (LPR) most recently published by the National Interbank Funding Center as of the business day preceding the re-pricing date, □ plus / minus 85 base points. □ Default rate for floating rate loans (A) The default rate shall be reset for each reset period set forth in Paragraph 1 of this Section 4, from the day immediately following the due date, or from the date of misappropriation (as the case may be). The re-pricing date for default interest shall be the numerically corresponding day of the day immediately following the due date, or the date of misappropriation (as the case may be) in the month in which the re-pricing occurs, or if there is no numerically corresponding day in that month, the last day of that month. (B) Default rate shall be the basic default rate set forth in Clause (C) below, plus /% for any overdue portion of the Loan, or plus /% for any misappropriated portion of the Loan. (C) In the first reset period, the basic default rate shall be the loan rate applicable in the month in which the default on payment or misappropriation occurs. In each subsequent reset period, the basic default rate shall be reset on the re-pricing date pursuant to Paragraph 1 of this Section 4. 5. Miscellaneous (1) For the purpose of this Contract, both “loan rate” and “default rate” mean interest rate inclusive of tax, i.e. interest imposed by the Lender on the Borrower includes the value-added tax payable pursuant to the applicable laws and regulations of the State. (2) In the event of any material change in the pricing basis for the floating rate hereunder, the

Page 4 of 19 Internal market rules then prevailing shall apply, and the Borrower shall execute such supplemental contract regarding the relevant matters that may be requested by the Lender. (3) For the purpose of this Contract, “pricing basis” shall have the same meaning as “reference rate”. Section 5 Conditions Precedent to Utilization The following conditions shall be satisfied for each utilization by the Borrower: 1. This Contract and its schedules shall have taken effect; 2. The Borrower shall have filed its documents, supporting documents, specimen seal, list of personnel and their specimen signatures with the Lender, and completed the relevant vouchers; 3. the Borrower shall have opened all accounts necessary for the performance of this Contract, at the request of the Lender; 4. the Borrower shall have submitted a written utilization request and related supporting documents regarding the purpose of loan to the Lender, and completed the relevant utilization procedures with the Lender at least five bank business days before the utilization date; the supporting documents to be submitted by the Borrower include the formal property transaction contract, and the notice of contract execution or announcement of auction result issued by the local official transaction platform (ZJPSE Platform, www.zjpse.com); the supporting documents referred to above shall meet the following requirements: /; 5. the Borrower shall have submitted to the Lender the resolutions and letters of authorization of its board of directors or other competent authorities, that approve its execution and performance of this Contract; 6. the capital contribution in a proportion corresponding to the Loan to be disbursed have been in place, and the actual progress of the project hereunder is commensurate with the amounts already invested; 7. if the fixed asset investment project hereunder requires substantial investment, and involves specialized expertise, with the Loan proceeds to be disbursed in installments based on the progress of the project, the Lender has the right to request the Borrower to provide written documents signed by the supervision, assessment, quality inspection and other third-party institutions, confirming the progress and quality of the project; 8. the Borrower shall have provided the guarantee required by the Lender (if any), and the relevant guarantee contract shall have taken effect, and gone through the approval, registration or filing procedures required by law; 9. other conditions precedent to utilization provided in the applicable laws or agreed upon by the Parties: the Borrower’s capital contribution to the fixed asset investment project shall not be lower than 30%, or RMB99,222,000, and must be in place and injected into the project before the availability of the Lender’s Loan, and the project’s financing ratio shall not exceed 70% of the lower of the actual contractual transfer/transaction price and the appraised price. If any condition precedent to utilization set forth above fails to be satisfied, the Lender shall have the right to reject the Borrower’s utilization request, unless the Lender agrees to disburse the Loan. Section 6 Time and Method of Utilization 1. The Borrower shall utilize the Loan at such time and in such manner as set forth in Subparagraph (2) below: (1) To be utilized in one lump on /. (2) To be utilized in full within 100 days after May __, 2026.

Page 5 of 19 Internal (3) To be utilized in installments as follows: Time of utilization Amount to be utilized / / / / / / (4) The Borrower shall submit utilization requests in installments based on the progress of the project, and utilize the Loan with the approval of the Lender, provided that the Borrower shall utilize the Loan in full no later than /. 2. The Lender shall have the right to reject the Borrower’s utilization request with respect to the portion of the Loan that fails to be utilized within the time limit set forth above. 3. Loan commitment service The Lender shall provide the Borrower with the commitment service for the portion of the Loan that is available to, but fails to be utilized by, the Borrower (the “Unutilized Loan”) during the commitment period (from the effective date of this Contract, till the utilization date specified herein).  Others: No commitment fee will be charged. Section 7 Payment of the Loan Proceeds 1. Loan disbursement account The Borrower shall open the following account with the Lender, as the loan disbursement account, through which the disbursement and payment of the Loan proceeds shall be processed. Account name: ACM Research (Shanghai), Inc. Account number: FTE786270029245 2. Payment of the Loan proceeds (1) The Loan proceeds shall be paid in accordance with the applicable laws, rules and regulatory provisions, and the provisions of this Contract. The method of payment of the Loan proceeds for each utilization shall be specified in the utilization request. If the Lender determines that the method of payment of the Loan proceeds selected in the utilization request does not comply with the relevant requirements, the Lender shall have the right to change the method of payment, or stop the disbursement and payment of the Loan proceeds. (2) Consigned disbursement by the Lender means payment by the Lender of the Loan proceeds to the counterparties of the Borrower meeting the purposes set forth herein, based on the Borrower’s utilization request and instructions for payment. (A) According to the applicable regulatory provisions and the Lender’s internal management provisions, where the amount of the Loan proceeds to be paid by the Borrower hereunder in a single transaction, to a single counterparty exceeds RMB/ (or its equivalent in any foreign currency, as converted according to the exchange rate prevailing on the actual utilization date), such amount shall be paid by way of consigned disbursement. (B) Other circumstances agreed upon by the Lender and the Borrower in which consigned disbursement shall apply: The Loan proceeds hereunder shall be paid by way of consigned disbursement. (3) Discretionary payment by the Borrower means that the Lender disburses the Loan proceeds to the Borrower’s account according to the Borrower’s utilization request, and

Page 6 of 19 Internal then the Borrower pays the Loan proceeds to its counterparties meeting the purposes set forth herein in its sole discretion. Except where consigned disbursement by the Lender applies as set forth in Subparagraph (2) above, the Loan proceeds shall be paid by the Borrower in its sole discretion. (4) Change in the method of payment. After the submission of the utilization request, in the event of any change in the external payment by the Borrower, as a result of which the conditions set forth in Paragraph 2 Subparagraph (2) of this Section 7 are met, the method of payment of the Loan proceeds shall be changed. In the event of any change in the method of payment, or any change under the mode of consigned disbursement, such as change in the amount payable, payees or purpose of the Loan, the Borrower shall submit to the Lender a written request for change, together with a new utilization request and the relevant transaction information proving the use of funds. 3. Specific requirements for consigned disbursement of the Loan proceeds (1) Instructions for payment. Where the conditions for consigned disbursement by the Lender are met, the Borrower shall give clear instructions for payment in the utilization request, authorizing and instructing the Lender to credit the Loan proceeds to the designated account of the Borrower, and then directly remit the Loan proceeds to the accounts of the counterparties designated by the Borrower that meet the purposes set forth herein, and shall provide the Lender with necessary information for payment, such as name and account number of, and amount payable to, each counterparty. (2) Provision of transaction information. Where the conditions for consigned disbursement by the Lender are met, upon each utilization, the Borrower shall provide the Lender with the particulars of its loan disbursement account and its counterparties’ accounts, and proofs demonstrating that the utilization meets the purposes set forth herein. The Borrower shall warrant that all information provided by it to the Lender is authentic, complete and valid. If any transaction information provided by the Borrower is false, inaccurate or incomplete, as a result of which the Lender fails to fulfill its obligation of consigned disbursement on time, the Lender shall not be liable, and the Borrower shall not be relieved from its repayment obligation already accrued hereunder. The Borrower agrees that where necessary, the Lender may request the Borrower, independent intermediaries, contractors and other parties involved to jointly inspect the progress of the fixed asset investment project. The Lender shall pay the Loan proceeds based on the jointly signed certificate that meets the conditions set forth herein. Such jointly signed certificate shall include: /. (3) Performance of the obligation of consigned disbursement by the Lender (A) In case of consigned disbursement by the Lender, after examination and approval of the request for consigned disbursement and relevant transaction information submitted by the Borrower, the Lender shall pay the Loan proceeds to the counterparties of the Borrower through the Borrower’s account. The Lender shall pay the Loan proceeds to the counterparties of the Borrower through the Borrower’s loan disbursement account set forth in Paragraph 1 of Section 7, within five business days following the disbursement of the Loan proceeds in principle, but in any event not later than the 10th business day from the disbursement of the Loan proceeds, if the Lender is unable to make such consigned disbursement due to reasons attributable to the Borrower, and obtains consent from the Borrower for an extension of such due date through consultation. If the Lender is unable to make such consigned disbursement due to any event of force majeure, the Lender and the Borrower shall fix a reasonable time limit for payment through consultation. (B) If the Lender finds through examination that the evidence of use or other transaction information provided by the Borrower does not comply with the provisions hereof or is otherwise defective, the Lender shall have the right to

Page 7 of 19 Internal request the Borrower to supplement, replace, explain or re-submit the relevant information, and before the Borrower submits the transaction information to the satisfaction of the Lender, shall have the right to refuse to disburse and pay the Loan proceeds. (C) If any amount remitted to a counterparty’s account is returned by its bank, as a result of which the Lender is unable to pay the relevant Loan proceeds to such counterparty on time in accordance with the Borrower’s instructions, the Lender shall not be liable, and the Borrower shall not be relieved from its repayment obligation already accrued hereunder. With respect to the amount returned by the counterparty’s bank, the Borrower hereby authorizes the Lender to freeze such amount, in which case, the Borrower shall re-submit the instructions for payment, evidence of use and other transaction information. (4) The Borrower shall not avoid consigned disbursement by the Lender, by breaking up the total amount into smaller payments. 4. After the disbursement of the Loan proceeds, at the request of the Lender, the Borrower shall promptly provide the record and documents about the use of the Loan proceeds, including without limitation invoices. 5. In the event of any of the following, the Lender shall have the right to amend the conditions for disbursement and payment of the Loan proceeds, change the method of payment, and terminate or suspend the disbursement and payment of the Loan proceeds: (1) where the Borrower’s credit standing is deteriorating; (2) where the Borrower’s business situation and financial position are significantly worsening; (3) where the Loan proceeds have been used abnormally, or the Borrower avoids consigned disbursement by the Lender; or (4) where the Borrower otherwise materially breaches this Contract. Section 8 Repayment 1. Unless otherwise agreed upon by the Parties, the Borrower shall repay the Loan hereunder in accordance with the repayment schedule set out in Subparagraph (2) below: (1) The Loan shall be repaid in full upon the expiration of the term of the Loan. (Note: Pursuant to Article 25 of the Administrative Measures for Fixed Asset Loans (Order of the National Financial Regulatory Administration [2024] No. 1), this provision does not apply to any loan with a term of more than one year). (2) The Loan hereunder shall be repaid in accordance with the following repayment schedule: Repayment date Repayment amount (RMB0’000) September 21, 2026 250 March 21, 2027 250 September 21, 2027 400 March 21, 2028 400 September 21, 2028 500 March 21, 2029 500 September 21, 2029 500 March 21, 2030 500

Page 8 of 19 Internal September 21, 2030 750 March 21, 2031 750 September 21, 2031 1,000 March 21, 2032 1,000 September 21, 2032 1,400 March 21, 2033 1,400 September 21, 2033 1,500 March 21, 2034 1,500 September 21, 2034 2,500 March 21, 2035 2,500 September 21, 2035 1,500 March 21, 2036 1,500 Final maturity date 2,551.8 (3) Other repayment schedule: /. If the Borrower wishes to amend the repayment schedule set out above, the Borrower shall submit a written application to the Lender at least 10 bank business days before the relevant repayment date. Any amendment to the repayment schedule must be confirmed in writing by the Parties. 2. Unless otherwise agreed upon by the Parties, where the Borrower fails to pay any principal of the Loan, accrued interest, and costs of the Lender incurred in enforcing its claims, the Lender shall have the right to determine the order of payment of the principal, interest and costs of the Lender incurred in enforcing its claims; in case of repayment in installments, if there are multiple outstanding or overdue loans hereunder, the Lender shall have the right to determine the order in which any payment made by the Borrower is applied; if outstanding loans exist under multiple loan contracts entered into between the Lender and the Borrower, the Lender shall have the right to determine the order in which any payment made by the Borrower is applied to such contracts. 3. Unless otherwise agreed upon by the Parties, the Borrower may make any prepayment, by giving 10 bank business days’ written notice to the Lender. Any prepayment shall reduce the repayment installments in inverse chronological order. With respect to any loan on which interest accrues according to a combination of simple rate and compound rate, upon any prepayment or partial prepayment, interest accrued on the principal prepaid shall be paid in full. 4. The Borrower shall repay the Loan in such manner as set forth in Subparagraph (2) below: (1) The Borrower shall deposit an amount in the following dedicated repayment account that is sufficient to pay the amount due on each repayment date no later than / bank business days before such repayment date. The Lender shall have the right to debit the amount due on each repayment date from such account. Name of the dedicated repayment account: / Account number: / Proportion of the operating cash inflows □ from the fixed asset investment project hereunder /□ of the Borrower to be deposited in the dedicated repayment account: / Average balance of the dedicated repayment account: /.

Page 9 of 19 Internal (2) The Borrower shall deposit an amount in the following account that is sufficient to pay the amount due on each repayment date no later than three bank business days before such repayment date. The Lender shall have the right to debit the amount due on each repayment date from such account. Account name: ACM Research (Shanghai), Inc. Account number: FTE786270029245 (3) Other method of repayment agreed upon by the Parties: /. 5. Dedicated project revenue collection account (Note: This provision shall be completed in case of any project financing service within the meaning of Article 4 of the Administrative Measures for Fixed Asset Loans (Order of the National Financial Regulatory Administration [2024] No. 1).) The Borrower shall open the following account with the Lender, as the dedicated project revenue collection account, for depositing all revenues of the project hereunder, and making payments in accordance with the terms and conditions set forth below. The Lender shall have the right to monitor such account on an ongoing basis, and in the event of abnormal cash flows under such account, to investigate the reasons, and take appropriate actions, such as suspending external payment and setting the minimum balance of the account. The Borrower shall cooperate with the Lender in such actions. Account name: / Account number: / Conditions for external payment: / Method of external payment: / Section 9 Guarantee 1. Method of guarantee for the obligations hereunder:  No guarantee is required. 2. If the Lender determines that any event involving the Borrower or the Guarantor may affect its ability to perform its obligations, or the guarantee contract becomes invalid, is revoked or terminated, or the Borrower or the Guarantor experiences a deterioration in its financial position, or is involved in any material litigation or arbitration proceedings, or has its accounts attached, or the ability of the Borrower or the Guarantor to perform its obligation may otherwise be compromised, or the Guarantor commits any breach under the guarantee contract or any other contract entered into with the Lender, or the collateral is diminished in value, damaged, lost or subject to attachment, resulting in a reduction or loss of its value as security, the Lender shall have the right to request the Borrower, and the Borrower shall have the obligation, to provide any additional security or additional guarantor, or replace the Guarantor, or take other actions to guarantee the discharge of the obligations hereunder. Section 10 Insurance (This is an optional clause, and at the option of the Parties, is 1: 1. Applicable; 2. Not applicable.) The Borrower shall purchase such types of insurance from such insurer as agreed upon with the Lender through consultation, to cover the risks associated with the equipment, construction works and cargo transportation related to the project or trade hereunder, and the operation of the project hereunder, for an amount not less than the principal amount of the Loan. The Lender shall be responsible for the insurance premiums. The Borrower shall deliver the original insurance policies to the Lender within 100 days after this Contract takes effect. Before the principal of the Loan, accrued interest and other fees due hereunder have been paid in full, the Borrower shall not terminate any insurance for any reason. In the event of termination of any insurance by the Borrower, the Lender shall have the right to

Page 10 of 19 Internal renew or effect such insurance, and the insurance premiums shall be borne by the Lender. The Borrower shall indemnify the Lender for the losses arising from its termination of any insurance. The Borrower shall give written notice to the Lender within three days after the date it is aware of or should have known the occurrence of any insurance incident, and promptly lodge a claim against the relevant insurer in accordance with the provisions of the insurance policy. If the Borrower fails to promptly give notice to the Lender or lodge any claim, or fails to perform its obligations under any insurance policy, the Borrower shall indemnify the Lender for the losses arising therefrom. Unless otherwise agreed upon by the Parties, the insurance proceeds shall be first applied towards the payment of the principal of the Loan, accrued interest and other fees payable hereunder. Section 11 Issuance of Invoices 1. After the Lender has acknowledged the receipt of any amount, the Borrower may request the Lender to issue a value-added tax invoice (□ special value-added tax invoice □ ordinary value-added tax invoice). After receiving such request from the Borrower, the Lender shall issue the relevant value-added tax invoice to the Borrower. 2. The Borrower may apply to the related service department or other agency designated by the Lender for issuing value-added tax invoices. 3. The Borrower shall confirm that the payer, signatory of this Contract, and the purchaser set out in the value-added tax invoice are the same taxpayer. Otherwise, the Borrower shall solely assume the consequences arising therefrom, such as inability to enter any value-added tax invoice into its account or claim a deduction of input tax according to law. 4. If the Borrower loses any value-added tax invoice issued by the Lender, the Lender has no obligation to issue a new value-added tax invoice to the Borrower. 5. If the Lender agrees to give a discount to the Borrower through consultation, the amount of the relevant value-added tax invoice shall be based on the discounted price. 6. If the Lender provides any service to the Borrower free of charge, the Lender does not need to issue a value-added tax invoice for such service. 7. The Borrower shall promptly check any value-added tax invoice issued by the Lender, and if it finds any information contained therein is erroneous, shall promptly request the Lender to issue a new value-added tax invoice. Section 12 Representations and Warranties 1. The Borrower hereby represents that: (1) it has been duly registered with the market regulation authority or other competent authorities and is validly existing in accordance with law, has the full civil right and civil capacity to execute and perform this Contract; if it is a legal entity newly established for the project hereunder, its controlling shareholder has a sound credit standing; and it complies with the requirements of the State for the capacity and business qualifications of an investor of the proposed investment project (if applicable); (2) its execution and performance of this Contract reflect its true intention; it has obtained all legal and valid authorizations in accordance with its articles of association or other internal management documents; its execution and performance of this Contract will not result in any breach of any agreement, contract or other legal instrument binding upon it; and it has obtained or will obtain all approvals, permissions, filings or registrations necessary for its execution and performance of this Contract; (3) it abides by the principle of honesty and good faith, and all documents, financial statements, vouchers and other information provided by it to the Lender hereunder are authentic, complete, accurate and valid; (4) the transactions underlying the services that it requests the Lender to provide hereunder

Page 11 of 19 Internal are authentic, legal, do not involve any money laundering, terrorist financing, financing of the proliferation of weapons of mass destruction, tax evasion, fraud or other illegal purposes, or violate any applicable sanction imposed by the United Nations, China or other authorities; and the purposes of the Loan and source of funds for repaying the Loan are clear and legal; (5) it has a sound credit standing, and has not concealed from the Lender any event that may affect its or the Guarantor’s financial position or ability to perform its obligations; (6) the project financed by the Loan and related borrowing arrangement comply with the applicable industrial, land, environmental protection and other laws, rules, regulatory provisions and policies of the State, and it has completed the legal management, approval, filing and other procedures for the investment project hereunder, and complied with the capital requirement of the State for investment projects; (7) it and the project financed by the Loan meet the national environmental protection standards, are not an enterprise or project announced or identified by the competent authorities of the State as having significant issues in energy consumption and pollution control, and failing to rectify such problems effectively, and there is no risk of excessive energy consumption or pollution; (8) other representations made by the Borrower: /. 2. The Borrower hereby covenants that: (1) the project financed by the Loan and related borrowing arrangement comply with the requirements of applicable laws and regulations; (2) it will promptly provide the Lender with complete, authentic and valid information; (3) it will submit financial statements (including without limitation annual reports, quarterly reports and monthly reports) and other related data on a regular basis or from time to time at the request of the Lender, and ensure that it consistently complies with the following financial indicator: its net assets shall be positive; (4) it will utilize, pay and use the Loan proceeds in accordance with the provisions hereof; (5) if it has entered or will enter into any counter-guarantee or similar agreement with the Guarantor, with respect to the Guarantor’s guarantee obligation, such agreement will not damage any right of the Lender hereunder; (6) it will cooperate with the Lender in the loan payment management and post-loan management, accept the Lender’s credit examination and supervision, and give adequate assistance and cooperation to the Lender; from the effective date till the principal of the Loan, accrued interest and other fees due hereunder have been paid in full, it agrees that the Lender may, and hereby authorizes the Lender to, monitor its accounts opened with the Lender, and the funds attributable to the project hereunder but retained in its accounts, examine and analyze its and the project sponsor’s performance, credit standing, and material changes in shareholding structure, project construction and operation status, and changes in loan guarantee, and monitor the operating cash inflows and overall cash flows of the project on an ongoing basis; it will accept and cooperate with the Lender in the examinations and supervision by means of account analysis, voucher verification, on-site investigation or otherwise, in order to check whether the Loan proceeds are paid for the agreed purposes, and whether it avoids consigned disbursement by breaking up the total amount into smaller payments; and it will submit periodic summary reports on the payment and use of the Loan proceeds in accordance with the requirements of the Lender (such summary reports shall be submitted /); (7) in the event of any merger, spin-off, capital reduction or share transfer on its part, or any major event that may affect its debt paying ability, such as external investment, external guarantee, significant increase in debt financing, and material asset or debt transfer, it will promptly notify the Lender;

Page 12 of 19 Internal in the event of any of the following, the Borrower shall promptly notify the Lender: (A) any change in the Borrower or the Guarantor’s articles of association, business scope, registered capital or legal representative; (B) any form of association, joint venture or collaboration with foreign investors, contractual operation, reorganization, restructuring, listing plan, or other changes in its business model; (C) involvement in any material litigation or arbitration proceedings, confiscation, attachment or supervision of its property or collateral, or creation of any additional security over its collateral; (D) close-down, dissolution, liquidation, suspension of business to bring up to standards, deregistration, revocation of business license, or petition for bankruptcy, whether voluntary or involuntary; (E) involvement of its shareholders, directors and active senior officers in any material case or economic dispute; (F) breach of any other contract; (G) operational difficulties or deterioration of financial position; (H) other event that has a material adverse effect on its debt paying ability; (8) the obligations owed by it to the Lender shall have precedence over the loans provided to it by its shareholders, and shall rank at least pari passu with the similar debts owed by it to other creditors; (9) if its net profit after tax for any accounting year is zero or negative, or is insufficient to cover the accumulated losses in prior years, or its net profit before tax for any accounting year has not been used to pay the principal, accrued interest and other fees due for that accounting year, or is insufficient to pay the principal, accrued interest and other fees due for the following accounting year, it will not distribute any dividend or bonus to its shareholders in any manner; (10) it will not dispose of its assets that may result in a decrease in its debt paying ability, and will ensure that the total amount of external guarantee provided by it will not exceed 100% of its net assets, and the total amount of external guarantee or the amount of any individual external guarantee provided by it will not exceed the limit set forth in its articles of association; without the consent of the Lender, it will not furnish any assets acquired through the Loan hereunder, as security in favor of any third party; (11) except as meeting the purposes set forth herein or with the consent of the Lender, it will not transfer the Loan proceeds hereunder to any other account opened in its name or any account of its affiliates; in the event of any transfer to any other account opened in its name or any account of its affiliates, it will provide the relevant supporting documents; (12) it will cooperate with the Lender in the due diligence reviews, provide and update its and its beneficial owner’s information, and information about the underlying transactions; (13) other covenants made by the Borrower: (i) after completing the transfer procedures for the Building Property Title Certificate, the Borrower shall not seek any additional debt financing on the security of the Property, or mortgage the Property to any third party other than the Lender; (ii) during the term of the facility hereunder, if the Borrower’s operating cash flows are better than expected, and there are sufficient funds in its account, the Lender shall have the right to request the Borrower to prepay the Loan through consultation; (iii) after the owner of the Property has been changed into the Borrower, the Borrower shall complete the procedures within one month to mortgage the Property to the Lender, as the sole mortgagee, otherwise, the Lender shall have the right to deem

Page 13 of 19 Internal such amounts to be immediately due and payable; if the Borrower fails to complete the mortgage procedures within three months after the owner of the Property has been changed into the Borrower, the Fixed Asset Loan hereunder shall become immediately due and payable in full; (iv) the facility guarantee conditions offered by the Borrower to the Lender shall not be less favorable than those offered for similar bank facilities; (v) during the term of the facility hereunder, HUI WANG (王晖) shall remain the actual controller of the Borrower. Section 13 Disclosure of Intra-group Related-Party Transactions of the Borrower The Parties agree that the provisions of Paragraph 2 below shall apply: 1. The Borrower is not a group client identified by the Lender pursuant to the Guidelines on the Risk Management of Facilities Provided by Commercial Bank to Group Customers (Order of China Banking Regulatory Commission [2010] No. 4) (the “Guideline”). 2. The Borrower is a group client identified by the Lender pursuant to the Guidelines. The Borrower shall promptly notify the Lender of any related-party transaction entered into by it that represents more than 10% of its net assets, including the affiliation between the parties thereto, subject matter and nature of transaction, amount or proportion of transaction, and pricing policy (including zero or nominal consideration). In the event of any of the following on the part of the Borrower, the Lender shall have the right to unilaterally cease to disburse the unutilized portion of the Loan to the Borrower, and recover all or part of the principal of the Loan, and interest accrued thereon: where the Borrower applies to the Lender for any discount or pledge on the security of any notes receivable, accounts receivables or other claims without actual underlying transactions, based on false contracts with its affiliates, for the purposes of illegally obtaining any bank funds or facility; where the Borrower involves in any material merger, acquisition, reorganization or other event, that might affect the security of the Loan in the opinion of the Lender; where the Borrower intentionally evades any debt owed to the Bank through any related-party transaction; or other circumstances described in Article 18 of the Guidelines. Section 14 Events of Default and Remedies 1. Each of the following events constitutes or is deemed an event of default by the Borrower under this Contract: (1) where the Borrower fails to perform its payment and discharge obligation to the Lender in accordance with the provisions hereof; (2) where the Borrower fails to use the Loan proceeds in accordance with the provisions hereof or for the purpose set forth herein, or avoids consigned disbursement by the Lender, by breaking up the total amount into smaller payments, in violation of the provisions hereof, or relends the Loan proceeds to others, or uses the Loan proceeds to purchase other financial products for purpose of arbitrage, or illegally incurs any new hidden local government debts, or misappropriates the Loan proceeds to falsely increase fiscal revenues; (3) where the information contained in the loan application documents submitted by the Borrower is untrue; (4) where the Borrower makes any misrepresentation in this Contract or fails to fulfill any covenant made herein; (5) where any event referred to in Section 12 Paragraph 2 Subparagraph (7) hereof or other similar event occurs, which might, in the opinion of the Lender, affect the Borrower or the Guarantor’s financial position or ability to perform its obligations, and the Borrower fails to provide any additional security or replace the Guarantor in accordance with the provisions hereof; (6) where the Borrower breaches any other contract entered into between it and the Lender or any other entity affiliated to Bank of China Limited;

Page 14 of 19 Internal (7) where the Guarantor breaches the guarantee contract, or where the Borrower commits any default under any other contract entered into with the Lender or any other entity affiliated to Bank of China Limited; (8) where the Borrower closes business, is dissolved or deregistered, or goes bankrupt; (9) where the Borrower is or might be involved in any material economic dispute, litigation or arbitration proceedings, or has its assets seized, attached or enforced, or is subject to any official investigation initiated or penalty imposed by any judicial, tax, industrial and commercial, or other administrative authority according to law, which has affected or might affect the performance of its obligations hereunder; (10) where any major individual investor or key officer of the Borrower undergoes any abnormal change, is missing or subject to any investigation or restriction of personal freedom by any judicial authority, which has affected or might affect the performance of its obligations hereunder; (11) where the Borrower’s capital contribution to the project hereunder has not been in place as scheduled or according to the agreed proportion, or fails to be paid in full within the time limit prescribed by the Lender; (12) where the progress of the project hereunder lags behind the progress of use of funds; (13) where the Borrower experiences a deterioration of credit standing; (14) where the Borrower’s profitability, debt paying ability, operational capability, cash flows and other financial indicators deteriorate, and fall below the minimum thresholds or other financial criteria set forth herein; (15) where any annual review by the Lender of the Borrower’s financial position and ability to perform its obligations shows any circumstance that might affect the Borrower or the Guarantor’s financial position and ability to perform its obligations (such review shall be conducted on an annual basis as of each anniversary of the effective date of this Contract); (16) where the Borrower refuses to cooperate with the Lender in the due diligence reviews, or the Borrower or any of its transactions or counterparties is suspected of being involved in any money laundering, terrorist financing, proliferation of nuclear weapons, or violation of sanctions or other applicable laws and regulations, or the Borrower or the Guarantor is subject to any applicable sanction imposed by the United Nations, China or other authorities; (17) where the Borrower violates other provisions hereof regarding the rights and obligations of the Parties. 2. Upon the occurrence of any event of default described in Paragraph 1 above, the Borrower shall be liable for default, and the Lender shall have the right to take one or a combination of the following actions depending on the actual circumstance of such default: (1) to request the Borrower and the Guarantor to cure their default within a specified time limit; (2) to reduce, suspend, cancel or terminate all or part of the facility made available to the Borrower; (3) to suspend or terminate the acceptance of all or part of the utilization and other service requests submitted by the Borrower under this Contract and other contracts entered into between the Borrower and the Lender, and to suspend, cancel or terminate the disbursement, payment and processing of all or part of the Loan proceeds that have not yet been disbursed, or any trade finance facility that has not yet been made available; (4) to declare all or part of the principal of the outstanding Loan/trade financing facility, together with accrued interest and other amounts payable under this Contract and other

Page 15 of 19 Internal contracts entered into between the Borrower and the Lender to beimmediately due and payable; (5) according to the credit standing of the Borrower, to amend the conditions for disbursement and payment of the Loan proceeds, and adjust the method of payment of the Loan proceeds, by reducing the threshold for consigned disbursement, changing discretionary payment into consigned disbursement, transferred back the Loan proceeds paid in breach of contract, or otherwise; (6) to downgrade the classification of all assets subject to credit risk under this Contract and other contracts entered into between the Borrower and the Lender; (7) to adjust the loan rate hereunder or impose default interest on the Borrower; (8) to terminate or rescind this Contract, and all or part of other contracts entered into between the Borrower and the Lender; (9) to claim compensation from the Borrower for the losses incurred by the Lender, including without limitation the litigation costs, attorney’s fees, notarial charges, enforcement fees and other expenses and losses incurred in enforcing its claims, due to default by the Borrower; (10) to deduct the amounts standing on the credit of the accounts opened by the Borrower with the Lender and other entities affiliated to Bank of China Limited, to discharge all or part of the obligations owed by the Borrower to the Lender hereunder, and declare the amounts in such accounts that have not yet become due to be immediately due and payable (where the currency of any such account is different from the transaction currency of the Lender, the relevant exchange rate published by the Lender at the time of deduction shall apply); (11) to enforce its security interest, and request the Guarantor to assume the liability for guarantee; (12) to take such other actions as may be deemed necessary and practicable by the Lender. Section 15 Retention of Rights Failure of a Party to exercise all or part of its rights hereunder, or to request the other Party to perform or assume all or part of its duties and obligations hereunder, shall not constitute a waiver of such rights, duties or obligations. Any forbearance or tolerance granted by a Party to the other Party, or delay on the part of a Party in the exercise of any right hereunder, shall not affect any right available to that Party under this Contract or applicable laws and regulations, or operate as a waiver of such right. Section 16 Amendment, Modification and Termination The Parties may amend or modify this Contract in writing through consultation. Any amendment or modification to this Contract shall constitute an integral part of this Contract. Unless otherwise provided in the applicable laws and regulations, or agreed upon by the Parties, this Contract shall not terminate until all rights and obligations hereunder have been fully exercised or performed. Unless otherwise provided in the applicable laws and regulations, or agreed upon by the Parties, the invalidity of any provision of this Contract shall not affect the legal validity of the remainder of this Contract. Section 17 Governing Law and Dispute Resolution This Contract shall be governed by the laws of the People’s Republic of China (but solely for the purpose of this Contract, excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan).

Page 16 of 19 Internal After this Contract takes effect, any dispute arising out of or in connection with the formation and performance of this Contract shall be settled by the Parties through consultation. In case no settlement can be reached, either Party may choose the method referred to in Paragraph 2 below to resolve such dispute: 1. Arbitration. To refer such dispute to: □ the China International Economic and Trade Arbitration Commission □ the Beijing Arbitration Commission (the Beijing International Arbitration Court) □ / Arbitration Commission for resolution by arbitration in / (seat of arbitration) in accordance with its arbitration rules in force when the petition for arbitration is submitted. The arbitration award shall be final and binding upon the Parties. 2. Litigation. The Parties may choose to bring an action in the following court of China to resolve such dispute by litigation according to law:  the people’s court in the place where the Lender or other entity affiliated to Bank of China Limited that exercises rights and performs obligations in accordance with this Contract or any separate agreement is domiciled. □ the China International Commerce Court (in case of an international commercial dispute involving an amount in excess of RMB300 million). □ the people’s court of competent jurisdiction. During the dispute resolution process, the Parties shall continue to perform the remaining provisions of this Contract, to the extent that such dispute does not affect the performance thereof. Section 18 Schedules The following schedules and other schedules jointly confirmed by the Parties shall constitute an integral part of this Contract, and have equal legal effect as this Contract: 1. Form of Utilization Request 2. Section 19 Miscellaneous 1. Without the written consent of the Lender, the Borrower shall not assign any of its rights and obligations hereunder to any third party. 2. If, due to business needs, the Lender wishes to assign its rights and obligations hereunder to any other entity affiliated to Bank of China Limited, or appoint any other entity affiliated to Bank of China Limited to undertake and manage the lending business hereunder, the Borrower shall consent to such assignment or appointment, and such other entity affiliated to Bank of China Limited shall have the right to exercise all rights of the Lender hereunder, bring actions, institute arbitration proceedings or apply for enforcement in its own name, with respect to the disputes arising out of this Contract. 3. Subject to other provisions hereof, this Contract shall be legally binding upon the Parties and their respective legal successors and assigns. 4. Unless otherwise agreed upon by the Parties, each Party designates its domicile set out herein as its mailing and contact address, and its valid address for service. Such address for service shall apply to all kinds of notices, contracts and other documents delivered hereunder, and documents and legal instruments in connection with the disputes arising out of this Contract, including without limitation all kinds of notices, arbitration awards, judgments, decisions and mediation agreements delivered during the first trial,

Page 17 of 19 Internal jurisdictional objection and review, second trial, re-retrial, remand, enforcement and other stages of arbitration and civil proceedings). The Borrower agrees that the Lender or the relevant arbitration institution or court may deliver the documents and legal instruments in electronic form, to its facsimile number or email address set forth herein. If both delivery to the address for service and delivery in electronic form are permitted, either means of delivery may be chosen, and delivery to the designated address of the Borrower shall have equal effect as delivery in electronic form. If multiple means of delivery are adopted for the same matter or legal instrument, all such means of delivery shall be effective, and the first date of delivery shall be deemed the date of delivery. In the event of any change in the address for service or method of service of a Party set out above, that Party shall give the other Party at least 10 business days’ written notice of its new address for service or method of service. In the event of any change in the address for service or method of service of a Party during any arbitration or civil proceedings, that Party shall have the obligation to notify the relevant arbitration institution or court of such change in its address for service or method of service, and if it fails to do so, its original address for service or method of service set forth herein shall still be deemed its valid address for service or method of service. If any legal instrument fails to be actually received by a Party, due to any inaccurate address for service or method of service provided or confirmed by it, or its failure to promptly notify the other Party and the court of any change in its address for service or method of service, or refusal by its designated recipient to sign for the same, or any other reason attributable to that Party, such legal instrument shall be deemed to have been served on it, on the date the instrument is returned if sent by post, or the date the delivery man records the relevant circumstance on the return receipt if delivered in person, or the date such instrument enters the designated system of the Borrower if sent in electronic form. The provisions of this Paragraph 4 regarding the address for service of documents and legal instruments shall be independent provisions contained in this Contract regarding the acknowledgement of effective address for service, and remain in effect even if all or part of this Contract is held invalid or rescinded. 5. The transactions hereunder are conducted on the basis of each Party’s independent interests. If other parties involved in such transaction constitute affiliates of the Lender pursuant to the applicable laws, rules and regulatory requirements, neither Party shall attempt to take advantage of such affiliation to affect the fairness of such transactions. 6. The headings and business descriptions contained in this Contract are for convenience of reference only, and shall not affect the interpretation of the meanings of the provisions hereof, or the rights and obligations of the Parties. 7. If the currency of the Loan hereunder is RMB, the following provisions shall apply: The Borrower acknowledges and agrees that during the term of this Contract, in the event of any adjustment of the applicable laws, regulations and provisions regarding interest rate, loan rate pricing self-discipline convention, or loan prime rate (LPR), as a result of which the loan rate (including without limitation fixed rate and floating rate) set forth herein is below the lower limit of the latest range permitted by the interest rate policy or self-discipline convention (the “Lower Limit of the Latest Permitted Range”), then the loan rate hereunder (including the interest rate for the newly utilized loans at the time of utilization, and the interest rate for the utilized loans adjusted along with changes in the LPR) shall not be less than the Lower Limit of the Latest Permitted Range (the “Effective Rate”). The actual Effective Rate and its effective date shall be notified by the Lender. If the Borrower does not accept any adjustment to the interest rate as referred to above, the Borrower shall have the right to terminate this Contract and repay the outstanding

Page 18 of 19 Internal Loan by giving written notice to the Lender within 10 business days after receiving notice from the Lender. The arrangements for the early termination of this Contract shall be governed by the applicable laws, regulations and the relevant provisions hereof, provided that the loan rate prior to the early termination of this Contract shall be as notified by the Lender. If the Borrower elects to continue to perform this Contract or fails to give notice of early termination to the Lender within the prescribed time limit, the Borrower shall be deemed to have accepted such adjustment to the interest rate. During the term of this Contract, the Borrower may apply to the Lender for prepayment of all or part of the Loan, in which case, the arrangements for the prepayment shall be governed by the relevant provisions hereof, and the foregoing provisions of this Paragraph 7 shall continue to apply to the outstanding Loan (if any) after such prepayment. 8. Pursuant to the applicable laws, rules and regulatory provisions, since the Borrower requests the Lender to provide facility-related financial products or services, the Borrower agrees that the Lender may, and hereby authorizes the Lender to, collect, query, store, use, process, transmit, provide and delete the following information related to the Borrower, during the due diligence review, examination and approval, business processing, financing disbursement, post-loan management, collateral registration and disposal, debt recovery and other activities in respect of such financial products and services: (1) information about the Borrower stored in the Financial Credit Information Basic Database and other credit information databases established according to law; (2) the Borrower’s business registration information, customs import and export information, tax payment information, invoice information, financial information, utility payment information and data, entrusted wage payment information, communication fee payment information, POS acquiring information, Internet credit reference information, payment and settlement information, mortgage and pledge information, and other information about the Borrower held by third parties; (3) the Borrower’s information about cases handled by the public security authority, litigation and arbitration proceedings involved, seizure, attachment and enforcement of assets, court judgments, arbitration awards, administrative penalties, social insurance contributions, etc.; (4) information generated or obtained by the Lender during its provision of financial products or services to the Borrower; (5) for the avoidance of doubt, the relevant information does not include any information publicly available. The Borrower agrees that the Lender may, and hereby authorizes the Lender to, collect, query, store, use, process, transmit, provide and delete the information referred to above, including without limitation: (1) querying the Borrower’s information from the Financial Credit Information Basic Database and other credit information databases established according to law; (2) providing the information related to this Contract and the Borrower to the Financial Credit Information Basic Database and other credit information databases established according to law, for query and use by qualified entities or individuals according to law; (3) sharing such information with the group members of the Lender, for the purposes of post-loan management and centralized credit management of the Borrower in accordance with the requirements of the applicable laws, rules and regulatory provisions; (4) providing such information to the relevant third parties, for the purposes of facility processing, debt recovery, debt transfer, post-loan management, etc.

Page 19 of 19 Internal The authorization set forth in this Paragraph 8 shall remain in effect until all facilities granted by the Lender’s Group to the Borrower have been repaid. 9. If any utilization date or repayment date is a weekend, legal holiday or other non-business day, such date shall be extended to the immediately following business day. 10. If the Lender is unable to perform this Contract at all or in accordance with the provisions hereof due to any change in the applicable laws, rules and regulatory provisions, or requirements of the competent regulatory authorities, the Lender shall have the right to terminate this Contract, or amend this Contract to reflect the change in the applicable laws, rules and regulatory provisions, or requirements of the competent regulatory authorities, without any liability. 11. The Borrower may make inquiries or lodge complaints about this Contract and the services and charges hereunder, by calling the Lender at its telephone number set forth herein. Section 20 Effectiveness This Contract shall take effect on the date it has been signed by the legal representative (principal) or authorized signatory, and stamped with the common seal of each Party. This Contract shall be made in two counterparts, one counterpart to be held by each Party, with equal legal effect. Borrower: ACM Research (Shanghai), Inc. Authorized signatory: Date: Lender: Bank of China Limited Shanghai Pilot Free Trade Zone Branch Authorized signatory: Date: